MANAGED HIGH YIELD PLUS FUND INC.

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION


       This Statement of Additional Information relates specifically to the proposed Reorganization wherein Managed High Yield Plus Fund Inc. ("Plus Fund") would acquire all of the assets of Managed High Yield Fund Inc. ("High Yield Fund") in exchange solely for shares of Plus Fund and the assumption by Plus Fund of all High Yield Fund's liabilities.

       Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber, serves as investment adviser and administrator to Plus Fund and High Yield Fund. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated March 31, 2000, relating to the above-referenced matter. A copy of the Proxy Statement/Prospectus may be obtained without charge by calling toll-free 1-800-852-4750. This Statement of Additional Information is dated March 31, 2000.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Investment Objectives and Policies.............................................2
Hedging and Other Strategies Using Derivative Instruments.....................20
Directors and Officers........................................................29
Control Persons and Principal Holders of Securities...........................29
Investment Advisory Arrangements..............................................30
Custodian and Independent Auditors............................................31
Portfolio Transactions........................................................31
Net Asset Value of Shares.....................................................33
Taxation......................................................................34
Additional Information........................................................37
Ratings Information...........................................................37
Appendix A: PRO FORMA Financial Statements...................................A-1

      The  following   supplements  the  information   contained  in  the  Proxy
Statement/Prospectus concerning Managed High Yield Plus Fund Inc. ("Plus Fund" or "Fund").

                       INVESTMENT OBJECTIVES AND POLICIES

LEVERAGE

         The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that Plus Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the stockholders would benefit from an incremental return. However, if the differential between the return on Plus Fund's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the NAV of the shares will reflect the resulting decline in value of a larger aggregate amount of portfolio assets than Plus Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on Plus Fund's portfolio. This, in turn, may result in greater volatility of both the NAV and the market price of Fund shares.

         Plus Fund may borrow from affiliates of Mitchell Hutchins, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. Plus Fund may borrow through reverse repurchase transactions or engage in dollar rolls. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase them on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by Plus Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. In a dollar roll, Plus Fund sells mortgage-backed or other securities for delivery on the next regular settlement date and, simultaneously, contracts to purchase substantially identical securities for delivery on a later settlement date.

         Plus Fund may also issue preferred stock or debt securities. The issuance of debt securities or preferred stock by the Fund would involve offering expenses and other costs, including dividends or interest payments, which would be borne by the stockholders. The terms of any borrowing, other Fund indebtedness or preferred stock issued by Plus Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the Investment Company Act of 1940 ("1940 Act"). Such terms also may impose special restrictions on Plus Fund's portfolio composition or on its use of various investment techniques or strategies. The Fund also might be further limited in any of these respects by guidelines established by any Rating Agencies that issue ratings for debt securities or preferred stock issued by the Fund. These requirements may have an adverse effect on Plus Fund. For example, limitations on Plus Fund's ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for federal tax purposes.

         The 1940 Act imposes a 200% asset coverage requirement with respect to any preferred stock that Plus Fund may issue. Immediately after any such issuance, Plus Fund's total assets (including the proceeds of the preferred stock and of any indebtedness constituting senior securities) must be at least equal to 200% of the liquidation value of the outstanding preferred stock (I.E., such liquidation value may not exceed 50% of Plus Fund's total assets, including the proceeds of the preferred stock and any outstanding indebtedness constituting senior securities). Following the issuance of preferred stock, Plus

Fund would not be permitted to declare any cash dividend or other distribution on its shares or purchase any of the shares (through tender offers or otherwise), unless it would satisfy this 200% asset coverage after deducting the amount of the dividend, other distribution, or share purchase price, as the case may be. If Plus Fund were to have senior securities in the form of both indebtedness and preferred stock outstanding at the same time, it would be subject to the 300% asset coverage requirement imposed by the 1940 Act (a fund is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the fund has total assets, including the proceeds of the indebtedness, at least equal to 300% of the amount of the indebtedness) with respect to the amount of the indebtedness and the 200% asset coverage requirement with respect to the preferred stock. Under the 1940 Act, holders of any outstanding preferred stock, voting separately as a single class, must be entitled to elect at least two members of Plus Fund's Board of Directors. Also, under certain circumstances, the holders of any senior securities that are in default may be entitled to elect a majority of the Board.

         For further information about leveraging, see "Comparison of Principal Risk Factors--Primary Differences in the Investment Risks of the Funds" in the Proxy Statement/Prospectus."


YIELD FACTORS AND CREDIT RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other nationally recognized statistical rating organizations (collectively with Moody's and S&P, "Rating Agencies") are private services that provide ratings of the credit quality of debt obligations (bonds) and certain other securities. A description of the range of ratings assigned to bonds by S&P and Moody's is included in this SAI. The Fund may use these ratings in determining whether to purchase, sell or hold a security. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating Agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that Rating Agencies may downgrade a bond's rating. Subsequent to a bond's purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the bond.

         Securities ratings are based largely on the issuer's historical financial condition and the Rating Agencies' analysis at the time of rating. Securities ratings are not a guarantee of quality and may be lowered after the Fund has acquired the security. Also, Rating Agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The rating assigned to a security by a Rating Agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

      In  addition to ratings  assigned  to  individual  bond  issues,  Mitchell
Hutchins analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

      Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another Rating Agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds.

      High yield bonds (commonly known as "junk bonds") are non-investment grade bonds. This means they are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another Rating Agency or determined by Mitchell Hutchins to be of comparable quality. The Fund's investments in non-investment grade bonds entail greater risk than its investments in higher-rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve higher risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

      The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to the issuers' financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

      The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

      GENERAL. The costs attributable to and risks of foreign investing frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income, and gains realized, on certain foreign securities may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment capital or the proceeds of sales of securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that have begun using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

      Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

      Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in the temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

      Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

      INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of several emerging market countries is restricted or
controlled  to  varying  degrees.   These  restrictions  may  limit  the  Fund's
investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

      If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the Fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. In such case, it would become subject to federal income tax on all of its net income and gains. To avoid these adverse consequences, the Fund might be required to distribute amounts that are greater than the total amount of cash it actually receives. These distributions would have to be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund would not be able to purchase additional securities with cash used to make such distributions, and its current income and the value of its shares might ultimately be reduced as a result.

      SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of the Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Fund.

      The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports.

      Many foreign and emerging market securities are not registered with the Securities and Exchange Commission ("SEC"), and the issuers of those securities are not subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

      In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

      Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

      A sovereign debtor's willingness or ability to pay interest and repay principal in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Fund's portfolio is managed in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its sovereign debt holdings.

      To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

      Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

      Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

ASSET-BACKED SECURITIES

         Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and income may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities are debt or pass-through securities that are backed by specific types of assets. These securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. New types of mortgage- and asset-backed securities are developed and marketed from time to time and, consistent with its investment limitations, Plus Fund expects to invest in those new types of mortgage- and asset- backed securities that Mitchell Hutchins believes may assist in achieving its investment objectives. Similarly, the Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

      GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificate holders such as the Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

      FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

      FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

      PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--TYPES OF CREDIT ENHANCEMENT" below. These credit enhancements do not protect investors from changes in market value.

      COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues is relatively small, compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. CMOs involve special risks, and evaluating them requires special knowledge.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a

CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

      Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--I.E., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

      TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage- and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

      INVESTMENTS IN SUBORDINATED SECURITIES. The Fund may invest in subordinated classes of senior-subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage- or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage- or asset-backed securities.

      SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. The value of securities with longer average lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter average lives. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund.

         The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. The markets for foreign mortgage-backed securities are substantially smaller than U.S. markets. Foreign mortgage-backed securities are structured differently than domestic mortgage-backed securities, but they normally present substantially similar risks, as well as the other risks normally associated with foreign securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class. Inverse floating rate CMO classes may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

         During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage Plus Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objectives. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objectives may be reduced.

      ADJUSTABLE  RATE MORTGAGE- AND FLOATING RATE  MORTGAGE-BACKED  SECURITIES.
Adjustable rate mortgage-backed securities (sometimes referred to as "ARM securities") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARM securities generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARM securities generally do not increase in value as much as fixed rate securities. ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

      ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

      The rates of interest payable on certain ARMs, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

      Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

DURATION

      Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Duration incorporates the debt security's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins in portfolio selection and yield curve positioning for the Fund's debt investments. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

      Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable debt security, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

      Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the

Fund's portfolio of debt securities. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins calculates the duration of the Fund's portfolio of debt securities as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the Fund's portfolio of debt securities may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

      Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen a security's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

      There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins uses more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in foreign currencies are increasing. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

      A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

REPURCHASE AGREEMENTS

      Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell those securities to the seller at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the seller to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities becomes less than the repurchase price, plus any agreed-upon additional amount, the seller will be required to provide additional collateral so that at all times the collateral will be at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

      Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board. Mitchell Hutchins receives and monitors the creditworthiness of such institutions under the Board's general supervision.

ILLIQUID SECURITIES

      The Fund may invest without limit in illiquid securities, which for this purpose include, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's Board of Directors.

      Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated transactions or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities also include those that are subject to restrictions contained in the securities laws of other countries.

      However, not all restricted securities are illiquid. To the extent that foreign securities are freely tradable in the country where they are principally traded they are not considered illiquid, even if they are restricted securities in the United States. In addition, an institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

      The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the

Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

MUNICIPAL OBLIGATIONS

      Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are supported by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and normally are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

      Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      While, in general, municipal obligations are tax-exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. The portion of dividends received by stockholders from the Fund that is attributable to interest income received by the Fund from municipal obligations will not be exempt from federal income tax.

PRIVATE PLACEMENTS

      The Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

MONEY MARKET INSTRUMENTS

      The Fund may invest in money market instruments which may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of foreign and domestic banks or other depository institutions, commercial paper, short-term corporate obligations and repurchase agreements secured by any of the foregoing.

      Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

      Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. There generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.

SHORT SALES "AGAINST THE BOX"

      The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains, in a segregated account with its custodian, securities that could be used to cover the short sale. The Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

      The Fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in the Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

INVESTMENT LIMITATIONS

      FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a stockholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies.

      The Fund will not:

                  (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

                  The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

                  (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

                  (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

                  (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

                  (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

                  (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

                  (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      Except for the investment restrictions listed above and the Fund's investment objectives, the other investment policies described in the Proxy Statement/Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Board of Directors and without a stockholder vote.

            HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS

      Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts to attempt to hedge the Fund's portfolio and to attempt to enhance income or to realize gains. Mitchell Hutchins also may attempt to hedge the Fund's portfolio through the use of swap transactions. The Fund may enter into transactions using one or more types of Derivatives Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets. The Fund may use the following Derivative Instruments:

      OPTIONS ON DEBT AND EQUITY SECURITIES AND FOREIGN CURRENCIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of a put option, who receives the premium, has the obligation, upon timely exercise of the option, to buy the underlying security or currency at the exercise price.

      OPTIONS ON INDICES OF DEBT AND EQUITY SECURITIES. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

      DEBT AND EQUITY SECURITY INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

      DEBT SECURITY AND CURRENCY FUTURES CONTRACTS. A debt security futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of the specific type of debt security or currency called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of put.

      FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS

      Hedging strategies using Derivative Instruments can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to hedge against price movements in broad market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxation."

    In addition to the products, strategies and risks described below and in the Proxy Statement/Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities for the Fund to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS

      The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

      (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities, currency or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

      (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Derivative Instrument can be closed out at a time and price that is favorable to the Fund.

COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS

      Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the committing of a large portion of the Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet current obligations.

OPTIONS

      The Fund may purchase put and call options, and write (sell) covered put and call options, on debt and equity securities and foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchases of such options. In addition, writing covered put options may serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options may serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under the section entitled "Investment Objectives and Policies--Illiquid Securities."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on foreign currencies and debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable on certain specified dates before expiration. Options that expire unexercised have no value.

      The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. The Fund will enter into OTC option transactions only with counterparties deemed creditworthy by Mitchell Hutchins.

      If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      The Fund may purchase and write put and call options on indices of debt and equity securities in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

      The Fund may purchase and sell interest rate, debt and equity security index and foreign currency futures and options thereon. The purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts may serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities, currencies or indices. Similarly, writing put options on futures contracts may serve as a limited long hedge.

      Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund's portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy an interest rate or futures contract or a call option thereon or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit with the futures broker through which the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into such transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS

      The Fund may use options on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which portfolio securities are denominated and to attempt to enhance income or to realize gains. Currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

      Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COMBINED TRANSACTIONS

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and any combination of futures and options transactions (each a "component" transaction), instead of a single Derivative Instrument, as part of a single or combined strategy when, in the opinion of Mitchell Hutchins, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Mitchell Hutchins' judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

GUIDELINE FOR FUTURES AND OPTIONS

      To the extent that the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange, which are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets. This guideline may be modified by the Fund's Board of Directors without a stockholder vote. Adoption of this guideline does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS

      The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

      As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

      The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As in the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or liquid securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS

      The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

SWAP TRANSACTIONS

      The Fund may enter into interest rate swap transactions. Swap transactions include caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal ("notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which one party agrees to make payments to its counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated level or goes below a designated floor level on predetermined dates or during a specified time period.

      The Fund would enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate swap transactions are subject to risks comparable to those described above with respect to other Derivative Instruments.

      The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swap transactions are entered into for good faith hedging purposes and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, floors and collars that are written by the Fund.

      The Fund will enter into swap transactions only with banks, securities dealers and their respective affiliates believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

                             DIRECTORS AND OFFICERS

      The Fund pays its Directors who are not "interested persons" of the Fund $1,000 annually and up to $150 for each Board meeting and for each separate meeting of a Board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex each receive additional compensation aggregating $15,000 annually from the relevant funds. All Directors are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a Director or officer.

      The table below includes certain information relating to the compensation of the Fund's Directors.

                               COMPENSATION TABLE +

                                     AGGREGATE         TOTAL COMPENSATION
                                    COMPENSATION   FROM THE FUND AND THE FUND
     NAME OF PERSONS POSITION      FROM THE FUND*          COMPLEX**
   Richard Q. Armstrong, Director     $1,327               $104,650
   Richard R. Burt, Director          $1,297               $102,850
   Meyer Feldberg, Director           $1,816               $119,650
   George W. Gowen, Director          $1,327               $119,650
   Frederic Malek, Director           $1,327               $104,650
   Carl W. Schafer, Director          $1,327               $104,650

--------

+ Only independent members of the Board of Directors are compensated by the Fund and identified above; Directors who are "interested persons," as defined in the 1940 Act, do not receive compensation.

* Represents fees paid to each Director during the fiscal period ended May 31, 1999 by the Fund.

** Represents total compensation paid to each Director during the calendar year ended December 31, 1999; no fund within the complex has a bonus, pension, profit sharing or retirement plan.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of March 1, 2000, Cede & Co. (the nominee for The Depository Trust Company) owned of record 31,577,290 shares or 99.1% of the outstanding shares. To the knowledge of the Fund, no person is the beneficial owner of 5% or more of its shares. As of March 1, 2000, the Directors and officers of the Fund beneficially owned less than 1% of the outstanding Fund shares.


                        INVESTMENT ADVISORY ARRANGEMENTS

      Mitchell Hutchins is the Fund's investment adviser and administrator pursuant to a contract dated June 22, 1998 ("Advisory Contract"). Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds, and other institutional, corporate and individual clients.

      Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, Mitchell Hutchins supervises all matters relating to the operation of the Fund and obtain for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board, stockholders and regulatory authorities.

      The Advisory Contract between Mitchell Hutchins and the Fund provides Mitchell Hutchins with a fee, computed weekly and payable monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage ("Managed Assets"). During periods in which the Fund is utilizing leverage, the investment advisory and administrative fee payable to Mitchell Hutchins will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's Managed Assets, including those purchased with leverage.

      In addition to the payments to Mitchell Hutchins under the Advisory Contract described above, the Fund pays certain other costs, including (1) the costs (including brokerage commissions) of securities purchased or sold by the

Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational and offering expenses of the Fund, whether or not advanced by Mitchell Hutchins;
(4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal securities laws and/or state laws and maintaining such registration and qualifications; (5) fees and salaries payable to Fund's Directors and officers who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the Fund's Directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those Directors of the Fund who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents (including any lending agent); (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing stockholders; (14) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing stockholders; (15) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Directors, agents and stockholders) incurred by the Fund; (16) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (17) costs of mailing and tabulating proxies and costs of meetings of stockholders, the Board and any committees thereof; (18) the costs of investment company literature and other publications provided by the Fund to its Directors and officers; (19) costs of mailing, stationery and communications equipment; (20) expenses incident to any dividend reinvestment plan; (21) changes and expenses of any outside pricing service used to value portfolio securities; (22) interest on borrowings of the Fund; (23) fees and expenses of listing and maintaining any listing of the Fund's shares on any national securities exchange; and (24) costs and expenses (including rating agency fees) associated with the issuance of any preferred stock.

      The Advisory Contract was approved by the Fund's Board and by a majority of the Directors who are not parties to the Advisory Contract or interested persons of any such party ("Independent Directors") on May 13, 1998 and by its initial stockholder on June 22, 1998. Unless sooner terminated, the Advisory Contract will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (2) by the Board or by vote of a majority of the Fund's outstanding voting securities.

      Under the Advisory Contract, Mitchell Hutchins is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Contract. The Advisory Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Advisory Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. The Advisory Contract terminates automatically upon its assignment.

      The Fund, its investment adviser and its principal underwriter each have adopted a code of ethics under rule 17j-1 of the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

      For the fiscal period ended May 31, 1999, the Fund paid or accrued to Mitchell Hutchins investment advisory and administration fees totaling $3,433, 461.

                       CUSTODIAN AND INDEPENDENT AUDITORS

      State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Fund's assets. As custodian of the Fund, State Street responsibility's include the safekeeping of securities, cash and other assets of the Fund; settling portfolio purchases and sales; identifying and collecting portfolio income; and performing portfolio accounting functions. State Street also employs foreign sub-custodians approved by the Board of Directors, in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. Ernst & Young LLP ("Ernst & Young"), 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors. As independent auditors, Ernst & Young reviews the books and records of the Fund. Moreover, it advises management on accounting issues. Ernst and Young also issues audit reports to the Board of Directors, stockholders, and the SEC.

                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. Generally, debt securities are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.

      The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or any of its affiliates, including PaineWebber. The Fund's Board of Directors adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or any of its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any affiliate thereof that is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

      Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities. For the fiscal period ended May 31, 1999, the Fund did not pay any commissions to FCMs.

      Consistent with the Fund's interests and subject to the review of the Fund's Board of Directors, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins does not enter into any explicit soft dollar arrangements relating to principal transactions and does not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

      Research services furnished by dealers or brokers with or through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advisers may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

      Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. The same investment decision, however, may occasionally be made for the Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions are beneficial to the Fund.

      The Fund does not purchase securities that are offered in underwritings in which PaineWebber, Mitchell Hutchins or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber, Mitchell Hutchins and their affiliates not participate in or benefit from the sale to the Fund.

      For the fiscal period ended May 31, 1999, Mitchell Hutchins did not direct any brokerage commissions to brokers chosen because they provided research and analysis. For the fiscal period ended May 31, 1999, Plus Fund paid no brokerage commissions.

PORTFOLIO TURNOVER

      The Fund's portfolio turnover rate was 52% for the fiscal period June 26, 1998 (commencement of operations) to May 31, 1999. Portfolio turnover may vary from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. Higher portfolio turnover (100% or more) will result in higher Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year.


                            NET ASSET VALUE OF SHARES

      The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on each Business Day, which is defined as each Monday through Friday the NYSE is open for trading. The net asset value of the shares also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

      When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options or futures positions are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board of Directors or its delegate determines that this does not represent fair value.

      Securities and other instruments that are listed on U.S. and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by Mitchell Hutchins under the direction of the Board of Directors as the primary market. Securities traded in the OTC market and listed on the Nasdaq are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC securities and instruments are valued at the last available bid price prior to the time of valuation. Other securities and assets for which reliable market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      All securities and other assets quoted in foreign currency and forward currency contracts are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.


                                    TAXATION

GENERAL

      The following discussion of federal income tax consequences is for general information only. Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects thereon of state, local and foreign tax laws and any proposed tax law changes.

      In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986 ("Code"), the Fund must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying as a RIC, the Fund (but not its stockholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and (b) the stockholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      Dividends and other distributions declared by the Fund in October, November or December of any year and payable to stockholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the stockholders on December 31st of that year if the distributions are paid by the Fund during the following January.

      If the Fund retains any net capital gain (the excess of net long-term capital gain over net short-term capital loss), it may designate the retained amount as undistributed capital gains in a notice to its stockholders. If the Fund makes such a designation, it will be required to pay federal income tax at the rate of 35% on the undistributed gains ("Fund tax") and each stockholder subject to federal income tax (1) will be required to include in income, as long-term capital gains, his or her proportionate share of the undistributed gains, (2) will be allowed a credit or refund, as the case may be, for his or her proportionate share of the Fund tax and (3) will increase the tax basis of his or her Fund shares by the difference between the included income and such share of the Fund tax.

      A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends received by a corporate stockholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. It is not expected that a significant portion of the Fund's dividends will qualify for this deduction.

      If the Fund has both shares of common stock and preferred stock outstanding, it intends to designate distributions made to each such class in any year as consisting of no more than the class's proportionate share of particular types of income based on the total distributions paid to each class for the year, including distributions out of net capital gain.

      Income from investments in foreign securities, and gains realized thereon, may be subject to foreign withholding or other taxes. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Stockholders will not be able to claim any foreign tax credit or deduction with respect to those foreign taxes.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

PASSIVE FOREIGN INVESTMENT COMPANIES

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its stockholders.

      If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain--which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the qualified electing fund does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements for making the election.

      The  Fund  may  elect  to  "mark  to  market"   its  stock  in  any  PFIC.
"Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

STRATEGIES USING DERIVATIVE INSTRUMENTS

      Strategies using Derivative Instruments, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income and/or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      If the Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                             ADDITIONAL INFORMATION

STOCK REPURCHASES AND TENDERS

      The Fund's Board of Directors may authorize the Fund to tender for its shares to reduce or eliminate the discount to net asset value at which the Fund's shares might trade. Even if a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if (1) such transactions, if consummated, would (a) result in the delisting of the Fund's shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair the Fund's status as a RIC (which would eliminate the Fund's eligibility to deduct dividends paid to its stockholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of stockholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase its shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any other exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, New York State or any state in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if shares were repurchased. The Board of Directors may modify these conditions in light of experience.


                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

      Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

      AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      CI. The rating CI is reserved for income bonds on which no interest is being paid.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                                                 APPENDIX A
------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            MANAGED HIGH   MANAGED HIGH
  Principal                                                                                YIELD PLUS FUND  YIELD FUND      COMBINED
   Amount
 (combined)                                                  Maturity         Interest
    (000)                                                      Dates           Rates            Value         Value          Value
--------------                                            ----------------   -----------    ----------------------------------------
          Corporate Bonds -                   126.80%

          Automotive -                          2.14%
   $5,250 HDA Parts Systems Incorporated                 08/01/05          12.000   %      $4,072,500       $678,750     $4,751,250
    4,750 JL French Automotive Castings**                06/01/09          11.500           4,040,000        757,500      4,797,500
                                                                                        --------------------------------------------
                                                                                            8,112,500      1,436,250      9,548,750
                                                                                        --------------------------------------------

          Cable -                              15.73%
   13,000 21st Century Telecom Group Incorporated        02/15/08          12.250   +       8,190,000        682,500      8,872,500
    7,000 Charter Communications Holdings                04/01/09          10.000           6,930,000              0      6,930,000
   15,250 Knology Holdings Incorporated                  10/15/07          11.875   +       8,844,375      1,335,000     10,179,375
    6,000 NTL Incorporated                               10/01/08          11.500           5,300,000      1,060,000      6,360,000
   13,575 Park 'N View Incorporated                      05/15/08          13.000           8,381,250      1,800,000     10,181,250
   11,250 RCN Corporation                                10/15/07          11.125   +       6,900,000        862,500      7,762,500
    5,000 UIH Australia/Pacific Incorporated             05/15/06          14.000   +       2,580,000      1,720,000      4,300,000
    9,250 United Pan Europe**                            08/01/09          10.875           4,714,250        327,000      5,041,250
   19,250 United Pan Europe**                      08/01/09 - 11/01/09  12.500 to 13.375+  10,137,000        354,250     10,491,250
                                                                                        --------------------------------------------
                                                                                           61,976,875      8,141,250     70,118,125
                                                                                        --------------------------------------------

          Chemicals -                           2.69%
    7,500 Lyondell Chemical Company                      05/01/07           9.875           6,698,000        689,500      7,387,500
    4,500 ZSC Specialty**                                07/01/09          11.000           4,080,000        510,000      4,590,000
                                                                                        --------------------------------------------
                                                                                           10,778,000      1,199,500     11,977,500
                                                                                        --------------------------------------------

          Communications - Fixed -             28.80%
    9,687 Alestra S.A.**                                 05/15/06          12.125           8,752,153      1,007,500      9,759,653
    5,000 Allegiance Telecom Incorporated                05/15/08          12.875           5,650,000              0      5,650,000
    9,250 Barak ITC                                      11/15/07          12.500   +       4,340,000        840,000      5,180,000
    2,500 Carrier1 International S.A.#                   02/15/09          13.250           2,520,000        280,000      2,800,000
    4,543 Esprit Telecom Group PLC                       06/15/08          10.875           3,882,200        388,220      4,270,420
    5,250 Flag Limited                                   01/30/08           8.250           4,550,000        227,500      4,777,500
    2,000 Focal Communication Corporation                01/15/00          11.875           2,040,000              0      2,040,000
    5,000 Global Crossing Holdings Limited**             11/15/09           9.500           4,825,000              0      4,825,000
    6,500 GlobeNet Communications Group**                07/15/07          13.000           5,880,000        490,000      6,370,000
    7,000 GST Equipment Funding Incorporated             05/01/07          13.250           6,000,000      1,000,000      7,000,000
    7,750 GT Group Telecom Incorporated                  02/01/10           1.000           4,126,875              0      4,126,875
    9,150 Hyperion Telecommunications Incorporated       11/01/07          12.000           8,040,625      1,475,000      9,515,625
    3,000 ICG Services Incorporated                      02/15/08          10.000           1,120,000        565,000      1,685,000
    4,025 Intelcom Group USA Incorporated                09/15/05           1.000           3,662,750              0      3,662,750
    5,640 KMC Telecom Holdings Incorporated              05/15/09          13.500           5,140,000        500,000      5,640,000
    5,750 Metromedia Fiber Network Incorporated          11/15/08          10.000           5,012,500        751,875      5,764,375
    5,550 NEXTLINK Communications Incorporated           06/01/09          10.750           5,163,437        428,188      5,591,625
    8,500 NorthEast Optic Network Incorporated           08/15/08          12.750           8,882,500              0      8,882,500
    8,475 Pathnet Incorporated                           04/15/08          12.250           4,933,500        660,000      5,593,500
    5,000 Tele1 Europe BV**                              05/15/09          13.000           4,916,250        258,750      5,175,000
   11,000 Viatel Incorporated                            04/15/08          12.500   +       5,800,000        580,000      6,380,000
    9,750 Williams Communications Group                  10/01/09          10.875           8,497,500      1,545,000     10,042,500
    4,000 World Access Incorporated                      01/15/08          13.250           3,180,625        454,375      3,635,000
                                                                                        --------------------------------------------
                                                                                          116,915,915     11,451,408    128,367,323
                                                                                        --------------------------------------------

          Communications - Mobile -             7.75%
    1,000 Crown Castle International Corporation         08/01/11           9.500                   0        605,000        605,000
    7,000 ICO Global Communications Limited#(b)          08/01/05          15.000           3,185,000        245,000      3,430,000
    7,500 Nextel Communications Incorporated             02/15/08           9.950   +       3,462,500      1,731,250      5,193,750
   14,000 Nextel International Incorporated              04/15/08          12.125   +       7,812,500        937,500      8,750,000
    7,875 PTC International Finance**                    12/01/09          11.250           7,462,500        373,125      7,835,625
   10,625 Spectrasite Holdings Incorporated              04/15/09          11.250   +       6,162,500              0      6,162,500
    2,500 Voicestream Wire**                             11/15/09          10.375           2,562,500              0      2,562,500
                                                                                        --------------------------------------------
                                                                                           30,647,500      3,891,875     34,539,375
                                                                                        --------------------------------------------

                                                                 A-1

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           MANAGED HIGH   MANAGED HIGH
  Principal                                                                               YIELD PLUS FUND  YIELD FUND      COMBINED
   Amount
 (combined)                                                  Maturity         Interest
    (000)                                                      Dates           Rates            Value         Value          Value
----------                                            --------------------   -----------    ----------------------------------------
          Corporate Bonds -(continued)
          Consumer Manufacturing -              3.30%
   $5,250 Commemorative Brands Incorporated              01/15/07          11.000   %      $2,200,000       $687,500     $2,887,500
    5,500 Decora Industries Incorporated                 05/01/05          11.000           3,870,000        860,000      4,730,000
    4,000 Desa International Incorporated                12/15/07           9.875           3,040,000              0      3,040,000
    4,250 Jafra Cosmetics International Incorporated     05/01/08          11.750           4,037,500              0      4,037,500
                                                                                        --------------------------------------------
                                                                                           13,147,500      1,547,500     14,695,000
                                                                                        --------------------------------------------
          Energy -                              7.86%
    1,650 GulfMark Offshore Incorporated                 06/01/08           8.750           1,518,000              0      1,518,000
    4,500 Key Energy Services Incorporated               01/15/09          14.000           4,360,000        545,000      4,905,000
    5,000 Northern Offshore ASA                          05/15/05          10.000           2,360,000        590,000      2,950,000
    8,791 Orion Refining Corporation**                   12/01/03          15.000           7,396,966        514,603      7,911,569
    3,000 Pride International Incorporated               06/01/09          10.000           2,700,000        300,000      3,000,000
    7,250 R & B Falcon Corporation                       12/15/08           9.500           5,606,250      1,462,500      7,068,750
    8,250 Tesoro Petroleum Corporation                   07/01/08           9.000           6,975,000        697,500      7,672,500
                                                                                        --------------------------------------------
                                                                                           30,916,216      4,109,603     35,025,819
                                                                                        --------------------------------------------
          Finance -                             5.43%
    6,488 Airplanes Pass-Through Trust                   03/15/19          10.875           4,466,937      1,340,081      5,807,018
    5,000 Morgan Stanley Aircraft Finance                03/15/23           8.700           4,275,000              0      4,275,000
    6,250 Olympic Financial Limited                      03/15/07          11.500           5,733,750        781,875      6,515,625
   13,000 Signet Capital Trust I                         08/15/27           9.500           4,290,000              0      4,290,000
    5,550 Superior National Insurance Group              12/01/17          10.750           3,030,000        300,000      3,330,000
                                                                                        --------------------------------------------
                                                                                           21,795,687      2,421,956     24,217,643
                                                                                        --------------------------------------------
          Food & Beverage -                     4.94%
    8,125 Iowa Select Farms L.P.**                       12/01/05          10.750           3,250,000        812,500      4,062,500
   16,625 Mrs Field's Holdings Company Incorporated**#   12/01/05          14.000   +       8,890,000        420,000      9,310,000
    1,000 Mrs Field's Original Cookies Incorporated**    12/01/04          10.125                   0        800,000        800,000
    8,808 Packaged Ice Incorporated                      02/01/05           9.750           6,504,120      1,335,000      7,839,120
                                                                                        --------------------------------------------
                                                                                           18,644,120      3,367,500     22,011,620
                                                                                        --------------------------------------------
          Gaming -                              2.06%
    4,250 Hollywood Casino Corporation                   05/01/07          11.250           4,100,000        256,250      4,356,250
    5,125 Park Place Entertainment Corporation           12/15/05           7.875           4,359,063        471,250      4,830,313
                                                                                        --------------------------------------------
                                                                                            8,459,063        727,500      9,186,563
                                                                                        --------------------------------------------
          General Industrial -                  5.04%
    7,000 Aqua Chemical Incorporated                     07/01/08          11.250           3,710,000              0      3,710,000
    8,250 Blount Incorporated**                          08/01/09          13.000           7,931,250        793,125      8,724,375
    3,750 J.B. Poindexter & Company  Incorporated        05/15/04          12.500           2,835,000        708,750      3,543,750
    8,000 Sabreliner Corporation**                       06/15/08          11.000           5,670,000        810,000      6,480,000
                                                                                        --------------------------------------------
                                                                                           20,146,250      2,311,875     22,458,125
                                                                                        --------------------------------------------
          Healthcare -                          2.33%
    4,000 Fresenius Medical Care Capital Trust           02/01/08           7.875           2,685,000        895,000      3,580,000
    4,000 Tenet Healthcare Corporation                   12/01/08           8.125           3,228,750        461,250      3,690,000
    3,000 Triad Hospitals Holdings Incorporated**        05/15/09          11.000           2,794,500        310,500      3,105,000
                                                                                        --------------------------------------------
                                                                                            8,708,250      1,666,750     10,375,000
                                                                                        --------------------------------------------
          Hotels & Lodging -                    2.35%
    4,650 Host Marriott L.P.                             02/15/06           8.375           4,301,250              0      4,301,250
    2,875 Signature Resorts Incorporated                 05/15/06           9.250           1,926,250              0      1,926,250
    6,322 Silverleaf Resorts Incorporated                04/01/08          10.500           3,398,240        837,500      4,235,740
                                                                                        --------------------------------------------
                                                                                            9,625,740        837,500     10,463,240
                                                                                        --------------------------------------------
          Media-                                0.40%
    3,250 Inter Act Systems Incorporated(b)              08/01/03          14.000           1,375,000        412,500      1,787,500
                                                                                        --------------------------------------------
          Metals -                              1.24%
    7,250 Metal Management Incorporated                  05/15/08          10.000           4,560,000        950,000      5,510,000
                                                                                        --------------------------------------------

          Real Estate -                         1.67%
    9,400 American Architectural Products Corporation    12/01/07          11.750           3,360,000        400,000      3,760,000
    4,075 D.R. Horton Incorporated                       02/01/09           8.000           3,235,375        452,500      3,687,875
                                                                                        --------------------------------------------
                                                                                            6,595,375        852,500      7,447,875
                                                                                        --------------------------------------------
                                                                 A-2

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            MANAGED HIGH   MANAGED HIGH
  Principal                                                                                YIELD PLUS FUND  YIELD FUND      COMBINED
   Amount
 (combined)                                                  Maturity         Interest
    (000)                                                      Dates           Rates            Value         Value          Value
--------------                                            ----------------   -----------    ----------------------------------------

          Corporate Bonds - (concluded)

          Restaurants -                         1.11%
   $6,230 American Restaurant Group Incorporated         02/15/03          11.500   %      $4,370,300       $598,125     $4,968,425
                                                                                        --------------------------------------------

          Retail -                              3.18%
    7,210 Advance Holding Corporation                    04/15/09          12.875   +       2,999,800        821,500      3,821,300
    5,350 Advance Stores Company  Incorporated           04/15/08          10.250           3,956,000        645,000      4,601,000
    6,000 Ames Department Stores Incorporated            04/15/06          10.000           5,252,500        477,500      5,730,000
                                                                                        --------------------------------------------
                                                                                           12,208,300      1,944,000     14,152,300
                                                                                        --------------------------------------------
          Service -                             8.83%
    8,500 Allied Waste North America Incorporated**      08/01/09          10.000           6,525,000        870,000      7,395,000
    6,995 American Eco Corporation                       05/15/08           9.625           2,937,550        490,000      3,427,550
    6,750 Ameriserve Food Distribution Incorporated      07/15/07          10.125           2,328,750              0      2,328,750
    7,135 Atlantic Express Transportation Corporation    02/01/04          10.750           6,193,450        727,500      6,920,950
    8,750 Budget Group Incorporated                      04/01/06           9.125           7,110,625        917,500      8,028,125
    4,000 Nationwide Credit Incorporated                 01/15/08          10.250           2,520,000              0      2,520,000
    5,750 Premier Graphics Incorporated                  12/01/05          11.500           2,137,500        450,000      2,587,500
    6,500 Waste Systems International Incorporated#      01/15/06          11.500           5,197,500        945,000      6,142,500
                                                                                        --------------------------------------------
                                                                                           34,950,375      4,400,000     39,350,375
                                                                                        --------------------------------------------
          Supermarkets & Drugstores -           1.29%
    6,000 The Pantry Incorporated                        10/15/07          10.250           5,760,000              0      5,760,000
                                                                                        --------------------------------------------

          Technology -                         12.21%
    7,000 Ampex Corporation*                             03/15/03          12.000           6,532,500        502,500      7,035,000
    4,000 Chippac International Limited**                08/01/09          12.750           3,622,500        517,500      4,140,000
    8,000 Earthwatch Incorporated**#                     07/15/07          13.000   +       5,600,000              0      5,600,000
    6,690 Fairchild Semiconductor Corporation            03/15/07          10.125           6,015,000        691,725      6,706,725
    3,000 Globix Corporation                             02/01/10          12.500           3,030,000              0      3,030,000
    8,500 Intersil Corporation**#                        08/15/09          13.250           8,400,000      1,120,000      9,520,000
    4,750 SCG Holdings Corporation**                     08/01/09          12.000           4,515,625        531,250      5,046,875
    5,775 Verio Incorporated                             12/01/08          11.250           5,525,563        523,750      6,049,313
   13,000 Wam! Net Incorporated                          03/01/05          13.250   +       6,160,000      1,120,000      7,280,000
                                                                                        --------------------------------------------
                                                                                           49,401,188      5,006,725     54,407,913
                                                                                        --------------------------------------------
          Transportation -                      4.85%
    1,465 Eletson Holdings Incorporated                  11/15/03           9.250           1,274,550              0      1,274,550
    8,000 Equimar Shipholdings Limited                   07/01/07           9.875           4,290,000        990,000      5,280,000
    1,250 Navigator Gas Transport PLC**#                 06/30/07          12.000                   0         37,500         37,500
    6,000 Millenium Seacarriers Incorporated             07/15/05          12.000           3,420,000              0      3,420,000
    6,750 Stena AB                                       06/15/07           8.750           5,125,000        410,000      5,535,000
   10,000 TFM S.A. de C.V.                               06/15/09          11.750   +       5,747,500        302,500      6,050,000
                                                                                        --------------------------------------------
                                                                                           19,857,050      1,740,000     21,597,050
                                                                                        --------------------------------------------
          Utilities -                           1.62%
    5,500 AES  Corporation                               06/01/09           9.500           4,975,000        497,500      5,472,500
    1,750 Panda Funding Corporation                      08/20/12          11.625           1,314,423        436,490      1,750,913
                                                                                        --------------------------------------------
                                                                                            6,289,423        933,990      7,223,413
                                                                                        --------------------------------------------

          Total Corporate Bonds (cost - $560,029,486, $69,008,986, $629,038,472)          505,240,626     59,948,306    565,188,932
                                                                                        --------------------------------------------

          Convertible Bonds -                   0.50%

          Communications - Fixed-               0.05%
      215 GST Telecommunications Incorporated            12/15/05          13.875                   0        204,250        204,250
                                                                                        --------------------------------------------

          Service -                             0.45%
    2,496 Waste Systems International Incorporated**     05/13/05           7.000           1,215,000        807,079      2,022,079
                                                                                        --------------------------------------------

          Total Convertible Bonds (cost - $1,194,375, $1,183,711, $2,378,086)               1,215,000      1,011,329      2,226,329
                                                                                       --------------------------------------------
                                                                 A-3

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            MANAGED HIGH   MANAGED HIGH
   Number                                                                                  YIELD PLUS FUND  YIELD FUND      COMBINED
  of Shares
 (combined)
--------------
                                                                                           VALUE         VALUE          VALUE
                                                                                        --------------------------------------------

          Common Stock(a) -                     1.66%

          Cable-                                0.00%
    2,000 Knology Holdings Incorporated                                                             0        $10,500        $10,500
                                                                                        --------------------------------------------

          Communications - Fixed -              0.96%
  110,549 Viatel Incorporated                                                              $4,083,404              0      4,083,404
   12,568 World Access Incorporated                                                           189,698         27,100        216,798
                                                                                        --------------------------------------------
                                                                                            4,273,102         27,100      4,300,202
                                                                                        --------------------------------------------

          Food & Beverage -                     0.04%
   40,949 Packaged Ice Incorporated                                                           130,208         59,182        189,390
                                                                                        --------------------------------------------

          Gaming-                               0.01%
   10,000 Hollywood Casino Corporation                                                              0         42,500         42,500
                                                                                        --------------------------------------------

          Media-                                0.11%
    2,000 MediaNews Group Incorporated                                                              0        500,000        500,000
                                                                                        --------------------------------------------

          Retail-                               0.08%
   47,500 Samuel Jewelers Incorporated*                                                             0        368,125        368,125
                                                                                        --------------------------------------------

          Service -                             0.27%
  289,744 Waste Systems International Incorporated                                            970,509        224,685      1,195,194
                                                                                        --------------------------------------------

          Technology -                          0.17%
  239,676 Ampex Corporation*                                                                  325,000        453,947        778,947
                                                                                        --------------------------------------------

          Total Common Stock (cost - $4,865,535, $1,211,625, $6,077,160)                    5,698,819      1,686,038      7,384,857
                                                                                        --------------------------------------------

          Preferred Stock(a) -                  3.18%

          Cable -                               0.98%
    4,714 21st Century Telecommunications Group Incorporated**                              4,384,020              0      4,384,020
                                                                                        --------------------------------------------

          Communications - Fixed                0.56%
     2750 ICG Holdings Corporation                                                          2,502,500              0      2,502,500
                                                                                        --------------------------------------------

          Communications - Mobile -             0.95%
    4,192 Crown Castle International Corporation                                            4,254,880              0      4,254,880
                                                                                        --------------------------------------------

          Energy -                              0.02%
  104,029 Orion Refining Corporation                                                           56,869         14,183         71,052
                                                                                        --------------------------------------------

          Media -                               0.36%
    6,500 InterAct systems Incorporated**                                                   1,250,000        375,000      1,625,000
                                                                                        --------------------------------------------

          Paper & Packaging -                   0.20%
    7,935 Packaging Corporation of America                                                    872,850              0        872,850
                                                                                        --------------------------------------------

          Restaurants-                          0.11%
      592 American Restaurant Group Incorporated                                                    0        473,600        473,600
                                                                                        --------------------------------------------

          Total Preferred Stock (cost - $10,212,394, $1,177,870, $11,390,264)              13,321,119        862,783     14,183,902
                                                                                        --------------------------------------------

                                                                 A-4

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            MANAGED HIGH   MANAGED HIGH
                                                                                           YIELD PLUS FUND  YIELD FUND      COMBINED
   Number
 of Warrants                                                 Maturity         Interest
 (combined)                                                    Dates           Rates            Value         Value          Value
--------------                                            ----------------   -----------    ----------------------------------------
          Warrants(a) -                         1.33%

          Cable -                               0.44%
    3,500 21st Century Telecommunications Group Incorporated                                 $962,500              0       $962,500
   14,575 Park 'N View Incorporated                                                           791,375       $156,000        947,375
    2,000 UIH Australia Pacific Incorporated                                                        0         60,000         60,000
                                                                                        --------------------------------------------
                                                                                            1,753,875        216,000      1,969,875
                                                                                        --------------------------------------------
          Communications - Fixed -              0.23%
    8,475 Pathnet Incorporated                                                                 74,750         10,000         84,750
    5,000 Tele1 Europe BV**                                                                   902,500         47,500        950,000
                                                                                        --------------------------------------------
                                                                                              977,250         57,500      1,034,750
                                                                                        --------------------------------------------

          Communications - Mobile               0.00%
    1,750 McCaw International Limited                                                               0          5,250          5,250
                                                                                        --------------------------------------------

          Energy -                              0.05%
    4,500 Key Energy Services Incorporated                                                    200,000         25,000        225,000
                                                                                        --------------------------------------------

          Financial Services                    0.00%
      750 Olympic Financial Limited                                                                 0            750            750
                                                                                        --------------------------------------------

          Media-                                0.04%
    6,500 InterAct Electronic Marketing Incorporated                                               50             15             65
    6,500 InterAct Systems Incorporated                                                       125,000         37,500        162,500
                                                                                        --------------------------------------------
                                                                                              125,050         37,515        162,565
                                                                                        --------------------------------------------
          Restaurants-                          0.00%
      500 American Restaurants Group Incorporated                                                   0              5              5
                                                                                        --------------------------------------------

          Service -                             0.02%
   97,500 Waste Systems International Incorporated**                                           61,875         11,250         73,125
                                                                                        --------------------------------------------

          Technology -                          0.55%
      800 Electronic Retailing Systems International Incorporated                                   0            800            800
    8,500 Intersil Corporation                                                              1,875,000        250,000      2,125,000
   30,000 Wam! Net Incorporated                                                               264,000         66,000        330,000
                                                                                        --------------------------------------------
                                                                                            2,139,000        316,800      2,455,800
                                                                                        --------------------------------------------
          Transportation -                      0.00%
    6,000 Millenium Seacarriers Incorporated                                                      750              0            750
                                                                                        --------------------------------------------

          Total Warrants (cost - $188, $85,134, $85,322)                                    5,257,800        670,070      5,927,870
                                                                                        --------------------------------------------
                                                                 A-5

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  Principal
   Amount
 (combined)
    (000)
--------------
          Repurchase Agreements -                                          2.18%

   $7,595 Repurchase Agreement dated 01/31/2000 with Zions Bank, collateralized by $7,865,000 U.S. Treasury Notes, 5.500%
          due 07/31/2001 (value-$7,747,025);
          proceeds; $7,596,198                           02/01/00          5.680    %       7,595,000              0      7,595,000
                                                                                        --------------------------------------------

    2,128 Repurchase Agreement dated 01/31/2000 with Zions Bank, collateralized by $2,160,000 U.S. Treasury Notes, 5.500%
          due 08/31/2001 (value-$2,175,012);
          proceeds; $2,128,336                           02/01/00          5.680                    0      2,128,000      2,128,000
                                                                                        --------------------------------------------

          Total Repurchase Agreements (Cost - $7,595,000, $2,128,000, $9,723,000) --        7,595,000      2,128,000      9,723,000
                                                                                        --------------------------------------------

          Total Investments (Cost - $583,896,978, 135.65%                                 538,328,364     66,306,526    604,634,890
                $74,795,326, $658,692,304)

          Liabilities in excess of other assets   -35.65%                                (160,822,811)     1,920,609   (158,902,202)
                                                                                        --------------------------------------------

          Net Assets                              100.00%                                $377,505,553    $68,227,135   $445,732,688
                                                                                        ============================================


--------------------------------------------

       # Security represents a unit which is composed of the stated bond with attached warrants or common stock.

       + Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

       * Illiquid securities representing 1.84% of combined net assets. These securities are valued at fair value as determined in good faith by a valuation committee under the direction of the Funds' board of directors.

       ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

       (a)   Non-income producing securities.

       (b)   Bond interest in default










            See accompanying notes to PRO FORMA financial statements

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES              JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                           Managed High      Managed High      Combined
                                                         Yield Plus Fund      Yield Fund

ASSETS
Investments in securities, at value (cost - $583,896,978,
  $74,795,326, and $658,692,304, respectively) ..........   $538,328,364      $ 66,306,526   $604,634,890
Cash ....................................................              0            14,113         14,113
Receivables for investments sold.........................      5,593,260           646,250      6,239,510
Interest receivable......................................     12,153,394         1,429,610     13,583,004
Interest receivable on swap contract.....................        459,607                 0        459,607
Unrealized appreciation on interest rate swap............         20,325                 0         20,325
                                                          ---------------   ---------------   ------------

Total assets ............................................    556,554,950        68,396,499    624,951,449
                                                          ---------------   ---------------   ------------

LIABILITIES
Bank loan payable .......................................    167,000,000                 0    167,000,000
Payable for investments purchased........................      9,552,222            13,154      9,565,376
Payable for interest on bank loan........................        945,434                 0        945,434
Payable to  investment adviser and administrator.........        325,503            52,568        378,071
Accrued expenses and other liabilities...................      1,226,238           103,642      1,329,880
                                                          ---------------   ---------------   ------------

Total liabilities........................................    179,049,397           169,364    179,218,761
                                                          ---------------   ---------------   ------------


NET ASSETS
Capital Stock-$0.001 par value; 200,000,000
  shares authorized (31,858,651, 6,031,667,
  and 37,616,221 shares outstanding, respectively).......    474,998,612        90,447,851    565,446,463
Undistributed net investment income......................      5,727,200           131,923      5,859,123
Accumulated net realized loss from investment
   transactions..........................................    (57,671,970)      (13,863,839)   (71,535,809)
Net unrealized depreciation of investments and
  interest rate swap.....................................    (45,548,289)       (8,488,800)   (54,037,089)
                                                          ---------------   ---------------   ------------
Net assets applicable to shares outstanding..............   $377,505,553      $ 68,227,135   $445,732,688
                                                          ===============   ===============   ============
Net asset value per share................................        $11.85            $11.31         $11.85
                                                                 ======            ======         ======



            See accompanying notes to PRO FORMA financial statements

----------------------------------------------------------------------------------------------------------------------------------

PRO FORMA STATEMENT OF OPERATIONS

For the Twelve Months Ended  January 31, 2000 (unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                             Managed High        Managed High
                                                            Yield Plus Fund       Yield Fund       Adjustments        Combined
      INVESTMENT INCOME:
         Interest                                                $61,710,622      $   8,243,842     $ 3,246,492 (a)  $ 73,200,956
                                                           ------------------  -----------------  --------------    --------------
      EXPENSES:
         Bank loan interest expense......................          8,591,719                  0       1,650,000 (a)    10,241,719
         Investment advisory and administration fees.....          3,703,061            634,026          61,331 (b)     4,398,418
         Transfer agency fees and expenses...............             16,934             11,622               0            28,556
         Custody and accounting..........................            326,484             42,430          15,000 (c)       383,914
         Reports and notices to shareholders.............             72,543             45,716         (30,000)(d)        88,259
         Legal and audit.................................            392,975             58,954         (58,954)(d)       392,975
         Amortization of organizational expenses.........             45,053                  0               0            45,053
         Trustees' fees and expenses.....................             11,040             10,303         (10,303)(d)        11,040
         Other expenses..................................            107,760             63,129         (20,000)(d)       150,889
                                                           ------------------  -----------------  --------------    --------------
                                                                  13,267,569            866,180       1,607,074        15,740,823
                                                           ------------------  -----------------  --------------    --------------
         Net investment income...........................         48,443,053          7,377,662       1,639,418        57,460,133
                                                           ------------------  -----------------  --------------    --------------

      REALIZED AND UNREALIZED GAINS (LOSSES) FROM
         INVESTMENT TRANSACTIONS:
         Net realized losses from:
             Investment transactions.....................        (42,248,727)        (5,032,949)                      (47,281,676)
         Net change in unrealized
             appreciation/depreciation of:

         Investments.....................................         13,889,843           (408,158)                       13,481,685
                                                           ------------------  -----------------                    --------------
      Net realized and unrealized losses from
        investment transactions .........................        (28,358,884)        (5,441,107)                      (33,799,991)
                                                           ------------------  -----------------  --------------    --------------
      Net increase in net assets resulting from
             operations..................................        $20,084,169         $1,936,555     $ 1,639,418        $23,660,142
                                                           ==================  =================  ==============    ==============

      ------------

      (a) Reflects the anticipated additional income generated and interest expense incurred after the merger, through leverage of Managed High Yield's assets.
      (b) Reflects increase in fees charged on the leveraged assets of the Managed High Yield Plus Fund.
      (c) Reflects the anticipated additional custody charges after the merger, as a result of additional leverage.
      (d) Reflects the anticipated savings of the merger.




            See accompanying notes to PRO FORMA financial statements

Notes To PRO FORMA Combined Financial Statements (Unaudited)

Basis of Presentation:

Subject to the approval of the Plan of Reorganization by the stockholders of Managed High Yield Fund Inc. ("High Yield Fund"), Managed High Yield Plus Fund Inc. ("Plus Fund") would acquire the assets of High Yield Fund in exchange solely for the assumption by Plus Fund of High Yield Fund's liabilities and shares of Plus Fund that correspond to the outstanding shares of High Yield Fund. The number of shares to be received would be based on the relative net asset value of High Yield Fund shares and Plus Fund shares on the effective date of the Plan of Reorganization and High Yield Fund will be terminated as soon as practicable thereafter.

The PRO FORMA combined financial statements reflect the financial position of High Yield Fund and Plus Fund at January 31, 2000 and the combined results of operations of High Yield Fund and Plus Fund for the year ended January 31, 2000.

As a result of the plan of reorganization, the investment advisory and administration fee may increase due to the fee schedule of Plus Fund being based on total assets minus liabilities other than the aggregate indebtedness constituting leverage. As closed-end funds, High Yield Fund and Plus Fund currently pay no Rule 12b-1 distribution or service fees. Other fixed expenses will be reduced due to the elimination of duplicate expenses. In addition, the PRO FORMA combined statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. IT IS ESTIMATED THAT THE COST OF APPROXIMATELY $245,000 ASSOCIATED WITH THE MERGER WILL BE CHARGED TO EACH FUND SO THAT EACH FUND BEARS ITS OWN EXPENSES OF THE REORGANIZATION. These costs are not included in the PRO FORMA statement of operations since they are not recurring.

The PRO FORMA combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Plan of Reorganization occurred on January 31, 2000. The PRO FORMA combined financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the statement of additional information.

Significant Accounting Policies:

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol HYF. The following is a summary of significant accounting policies followed by the Fund.

  VALUATION OF INVESTMENTS-The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc.("Nasdaq") normally are valued at the last sale price on the Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Incorporated ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

  REPURCHASE AGREEMENTS-The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT  TRANSACTIONS  AND INVESTMENT  INCOME-Investment  transactions  are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on the federal tax basis treatment; temporary differences do not require reclassification.

  BORROWINGS-The Fund has a $200 million dollar committed credit facility ("facility"). Under the terms of the facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the unused portion of the facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the Fund pledges assets as collateral for the bank loan.


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